Supplement Dated January 30, 2023 to the

Annual Product Information Notice Dated May 1, 2022

Supplement Dated January 30, 2023 to your Annual Product Information Notice

The following portfolio names have changed, effective December 12, 2022:

Name of Portfolio	Name Effective December 12, 2022
JPMorgan Insurance Trust Core Bond Portfolio	LVIP JPMorgan Core Bond Fund
JPMorgan Insurance Trust Small Cap Core Portfolio	LVIP JPMorgan Small Cap Core Fund
JPMorgan Insurance Trust U.S. Equity Portfolio	LVIP JPMorgan U.S. Equity Fund

This supplement should be retained with the Annual Product Information Notice for future reference.